U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2007

NEOMEDIA TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Second Street, Suite 600, Fort Myers, Florida		33901
(Address of Principal Executive Offices)		(Zip Code)

(239) - 337-3434
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

NeoMedia Technologies, Inc., a Delaware Corporation (“NeoMedia”), and Wayside Solutions, Inc., a company organized under the laws of Manitoba, Canada, (“Wayside”), entered into a Settlement Agreement, dated December 21, 2004, between Wayside, NeoMedia, BSD Software, Inc. (“BSD”), a Florida corporation, and Triton Global Business Services, Inc. (“Triton”), a company organized under the laws of Canada and subsidiary of BSD (the “Settlement Agreement”), pursuant to which NeoMedia agreed to pay USD$789,000 to Wayside in full settlement of certain amounts owed to Wayside by Triton.

NeoMedia’s obligations under the Settlement Agreement were contingent on the consummation of a contemplated merger between NeoMedia and BSD. The merger between NeoMedia and BSD was consummated on March 21, 2006.

On June 15, 2006, NeoMedia agreed to issue and register 3,721,698 shares of NeoMedia common stock, par value $0.01 per share (the “NeoMedia Common Stock”) issued to Wayside in full satisfaction of its obligations under the Settlement Agreement (the “June Agreement”). Pursuant to the June Agreement, Wayside instructed NeoMedia to issue such 3,721,698 restricted shares of NeoMedia Common Stock in the name of Tesscourt Capital LTD, (“Tesscourt”) in satisfaction of NeoMedia’s obligations under the Settlement Agreement.

The Settlement Agreement contained a stipulation that if the share price of the NeoMedia Common Stock declined from the date of issuance of the stock issued pursuant to the Settlement Agreement to the date the shares issued became registered, that NeoMedia would be responsible for the difference in the share price so as to keep Wayside whole.

On August 14, 2007, NeoMedia and Wayside and Tesscourt entered into a Full and Final Settlement Agreement (the “Full and Final Settlement Agreement”), to settle all outstanding obligations between the parties. Pursuant to the terms of the Full and Finial Settlement Agreement, NeoMedia, Wayside and Tesscourt agreed that the entire debt obligation shall be satisfied through the payment by NeoMedia of an additional 28,854,685 shares of NeoMedia Common Stock to be issued no later than August 19, 2007.

The Settlement Agreement is attached hereto as exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits No. Description:

Exhibit No.	Item
99.1	Full and Final Settlement Agreement, dated August 14, 2007, by and between NeoMedia, Wayside and Tesscourt	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMedia Technologies, Inc.
(Registrant)

Date: August 17, 2007	By: /s/ William J. Hoffman
William J. Hoffman, Jr., Chief Executive Officer
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